SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 18, 2002
--------------------------------------------------------------------------------
                        (Date of earliest event reported)



                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                            0-14815                       25-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction   (Commission File Number)        (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania             19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------
(Former name,former address and former fiscal year,if changed since last report)


                         Exhibit Index appears on page 4

Item 5.           Other Events



         On July 18, 2002 Progress Financial Corporation reported second quarter net income of $907,000 or diluted earnings of $.13 per share. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.


         On July 18, 2002, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(b) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   July 18, 2002             By:   /s/ Michael B. High
                                      -----------------------------------
                                      Michael B. High
                                      Chief Operating Officer and
                                      Chief Financial Officer

                                  EXHIBIT INDEX




  Exhibit Number                                           Description


       99(a) Press Release on Second Quarter 2002 earnings distributed on July 18, 2002.



       99(b)                   Analyst package distributed on July 18, 2002.

                                  Exhibit 99(a)


                  Press Release on Second Quarter 2002 Earnings

FOR IMMEDIATE RELEASE          Contacts:
July 18, 2002                  Michael B. High, COO/CFO
                               610-941-4804
                               mhigh@progressbank.com
                               Dorothy Jaworski, Director of Investor Relations
                               484-322-4822
                               djaworski@progressbank.com

           Progress Financial Corporation Announces Increased Earnings
             Second Quarter Net Income of $907,000 or $.13 Pper Sshare

     Blue Bell, PA, July 18, 2002 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC), reported second quarter 2002 net income of $907,000, or diluted earnings per share of $.13 compared to a net loss of $1.4 million, or a $.24 loss per diluted share for the second quarter of 2001. Net income for the six months ended June 30, 2002 was $1.7 million, or diluted earnings per share of $.25 compared to a $944,000 loss, or a $.17 loss per diluted share for the six months ended June 30, 2001.

     Commenting on the second quarter results, W. Kirk Wycoff, President and CEO, stated, "Our continued deposit growth in a difficult low interest rate environment combined with lower loan loss provision expense for the quarter shows that the operating earnings of Progress are positioned for improvement. Our new retail offices opened in the past two years are all doing well and we are optimistic about new locations in 2003."

     Tax-equivalent net interest income for the quarter ended June 30, 2002 increased $543,000, or 8%,as compared to the first quarter of 2002 and decreased $518,000, or 6%, as compared to the second quarter of 2001. The net interest margin for the second quarter of 2002 was 3.62% compared to 3.53% for the first quarter of 2002 and 3.79% for the second quarter of 2001. Tax-equivalent net interest income for the six months ended June 30, 2002 decreased $1.7 million, or 10%, as compared to the same period in 2001. The net interest margin for the six months ended June 30, 2002 was 3.58% compared to 3.90% for the same period in 2001.

     The provision for loan and lease losses was $1.0 million for the quarter ended June 30, 2002 compared to $3.6 million for the same period in 2001. The provision for loan and lease losses was $2.4 million for the six months ended June 30, 2002 compared to $4.6 million for the same period in 2001. The higher provision during 2001 reflected the reserve additions to address credit and economic concerns which have been reduced as a result of the sale of TechBanc loans to Comerica in January 2002.

     Non-interest income for the quarter ended June 30, 2002 was $3.2 million compared to $3.3 million for the same period in 2001. The quarter ended June 30, 2002 included a gain on sale of securities of $352,000 compared to a loss on sale of securities of $21,000 for the same quarter in 2001. Fee income for the quarter decreased $1.1 million primarily due to the decline in private equity fund management fees from the Company's subsidiary, Progress Capital Management, Inc., as the Company exited the venture fund management business at December 31, 2001, a reduction in consulting fees from the Company's subsidiary, KMR Management, Inc. and a decrease in mutual fund, annuity and insurance commissions from the Company's subsidiary, Progress Financial Resources, Inc. Service charges on deposits amounted to $978,000 during the second quarter of 2002 compared to $623,000 for the comparable quarter in 2001. This 57% growth is primarily attributable to new deposit products implemented during the first quarter of 2002. Equity in unconsolidated entities was $6,000 for the quarter ended June 30, 2002 compared to a loss in unconsolidated entities of $551,000 during the second quarter primarily relating to a loss on its investment in a venture capital fund.

     Non-interest income for the six months ended June 30, 2002 was $7.8 million as compared to $6.3 million for the same period in 2001. The six months ended June 30, 2002 included income of $1.5 million from the sale of client warrants as compared to losses of $2.0 million from client warrants for the comparable period in 2001, due to the permanent impairment of equity securities received from warrants. Gain on sale of securities for the six months ended June 30, 2002 was $352,000 as compared to gain on sale of securities of $1.2 million for same period in 2001. Fee income for the six months decreased $1.8 million primarily due to the decline in private equity fund management fees from the Company's subsidiary, Progress Capital Management, Inc., as the Company exited the venture fund management business at December 31, 2001 and a reduction in consulting fees from the Company's subsidiary, KMR Management, Inc. Service charges on deposits for the six months increased $624,000 primarily attributable to the new deposit products implemented during the first quarter of 2002.

     Total non-interest expense was $8.3 million for the quarter ended June 30, 2002 compared to $9.8 million for the second quarter of 2001. Total non-interest expense was $17.3 million for the six months ended June 30, 2002 compared to $19.3 million for same period in 2001. Salaries and employee benefits decreased by $1.1 million and $1.7 million for the three and six months ended June 30, 2002 from the comparable periods in 2001, respectively, mainly due to the Company exiting the fund management business, lower staffing levels at Progress Leasing Company and lower commission expense for Progress Financial Resources, Inc. Professional services expenses decreased during the three and six months ended June 30, 2002 from the comparable periods in 2001 primarily due to a reduction in the business activities of KMR Management, Inc. in 2002 and legal expenses related to loans to pre-profit companies during 2001.

     Average earning assets for the second quarter of 2002 were $841.9 million compared to $858.9 million for the second quarter of 2001 and $825.8 million for the six months ended June 30, 2002 compared to $844.3 million for the same period in 2001. The decline in earning assets during the three and six months ended June 30, 2002 from the comparable periods in 2001 was primarily due to lower commercial business loan volume as a result of the TechBanc sale which was partially offset with higher levels of investments in mortgage-backed securities. Tax-equivalent interest income for the second quarter of 2002 decreased $3.4 million, or 20%, over the same period in 2001 while interest expense decreased $2.9 million, or 33%, for the same period. Tax-equivalent interest income for the six months ended June 30, 2002 decreased $7.7 million, or 22%, over the same period in 2001 while interest expense decreased $6.0 million, or 33%, for the same period.

     Loans and leases outstanding totaled $481.5 million at June 30, 2002 compared to $530.5 million at December 31, 2001. This decrease was primarily due to the sale of TechBanc loans to Comerica totaling $25.6 million during January 2002, which were primarily commercial business loans, as well the ABL loan sale and payoffs of commercial business loans during the first quarter of 2002. The Company reported non-performing assets of $13.2 million at June 30, 2002 compared to $10.9 million at December 31, 2001. The increase in non-performing assets was primarily the result of additional real estate owned of $2.7 million acquired during the first quarter of 2002 related to one commercial real estate loan. The Company's non-performing assets to total assets ratio at June 30, 2002 was 1.46% compared to 1.28% at December 31, 2001. The non-performing loans to assets ratio was .97% at June 30, 2002 compared to 1.10% at December 31, 2001. The ratio of the allowance for loan and lease losses to total loans and leases was 1.67% at June 30, 2002 compared to 1.87% at December 31, 2001.

     Total deposits increased to $631.6 million at June 30, 2002 from $629.5 million at December 31, 2001 as a result of $48.3 million in deposit growth during the six months of 2002 which was partially offset by the sale of $46.2 million in deposits to Comerica in January 2002. Total assets increased to $904.0 million at June 30, 2002 from $851.4 million at December 31, 2001.

     At June 30, 2002, Progress Bank's Tier 1 leverage ratios and total risked-based capital ratios were 8.23% and 15.22%, respectively, which were in compliance with the capital requirements in the existing directive by the Office of Thrift Supervision ("OTS") of 8.00% and 14.00%, respectively.

     In June 2002, the OTS agreed to extend the dates by which the Bank must comply with the designated ratio of classified assets to capital required by the directive. As revised, the Bank's classified assets to capital ratio must not exceed 25% on September 30, 2002 and must not exceed 20% on March 31, 2003. At June 30, 2002, the Bank's classified assets to capital ratio was approximately 32%, a decline from 35% at March 31, 2002 and 37% at December 31, 2001. The Bank is actively working to resolve classified assets, however, no assurance can be given that additional time may not be needed to achieve the required ratios.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

                            FINANCIAL DATA ATTACHED

                         Progress Financial Corporation
                 Consolidated Statements of Financial Condition
                             (Dollars in Thousands)

                                                                                   June 30,     December 31,
                                                                                     2002           2001
                                                                                --------------- --------------
Assets:
Cash and due from other financial institutions:
   Non-interest earning                                                          $ 17,030         $ 21,250
   Interest earning                                                                 5,603           11,276
Investments and mortgage-backed securities
   Available for sale at fair value (amortized cost: $268,468 and $212,793)       271,018          211,828
   Held to maturity at amortized cost (fair value: $89,794 and $38,020)            88,782           38,173
Loans and leases, net (net of reserve: $8,024 and $9,917)                         473,435          495,025
Loans held for sale                                                                    --           25,587
Premises and equipment                                                             28,567           26,038
Other assets                                                                       19,567           22,203
                                                                                 --------         --------
     Total assets                                                                $904,002         $851,380
                                                                                 ========         ========

Liabilities, Capital Securities and Shareholders' Equity
Liabilities:
Deposits                                                                         $631,622         $629,523
Short-term borrowings                                                              50,698              200
Other liabilities                                                                  13,178           10,430
Long-term debt:
   Federal Home Loan Bank advances                                                120,500          117,000
   Other debt                                                                       1,314           20,368
Subordinated debt                                                                   3,000            3,000
                                                                                 --------         --------
    Total liabilities                                                             820,312          780,521
                                                                                 --------         --------
  Corporation-obligated mandatorily redeemable capital securities of
  subsidiary trust holding solely junior subordinated debentures of the            20,274           20,260
  Corporation

Commitments and contingencies                                                          --             --

Shareholders' equity:
Serial preferred - $.01 par value; 1,000,000 shares authorized but unissued            --             --
Junior participating preferred stock - $.01 par value; 1,010 shares                    --             --
   authorized but unissued
Common stock - $1 par value; 12,000,000 shares authorized; 7,043,000 and
   5,818,000 shares issued and outstanding, including treasury shares of
   64,000 and 84,000 and unallocated shares held by the Employee Stock              7,043            5,818
   Ownership Plan of 179,000 and 182,000
Other common shareholders' equity, net                                             54,730           45,466
Net accumulated other comprehensive income (loss)                                   1,643             (685)
                                                                                 --------         --------
   Total shareholders' equity                                                      63,416           50,599
                                                                                 --------         --------
  Total liabilities, capital securities and shareholders' equity                 $904,002         $851,380
                                                                                 ========         ========

                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in Thousands, except per share data)

                                                                    Three Months Ended            Six Months Ended
                                                                        June 30,                     June 30,
                                                                    2002         2001          2002           2001
                                                                 ----------------------------------------------------

Interest  income:
  Loans and leases, including fees                               $ 8,525        $12,208       $17,475        $24,883
  Mortgage-backed securities                                       4,285          3,835         7,655          7,112
  Investment securities                                              628            639         1,234          1,629
  Other                                                               36            224           122            580
                                                                 -------        -------       -------        -------
    Total interest income                                         13,474         16,906        26,486         34,204

Interest expense:
  Deposits                                                         3,840          6,134         7,861         12,800
  Short-term borrowings                                              308            696           411          1,343
  Long-term borrowings                                             1,860          2,082         3,808          3,948
                                                                 -------        -------       -------        -------
    Total interest expense                                         6,008          8,912        12,080         18,091

Net interest income                                                7,466          7,994        14,406         16,113
Provision for  loan and lease losses                               1,000          3,554         2,439          4,601
                                                                 -------        -------       -------        -------
      Net interest income after provision for loan and             6,466          4,440        11,967         11,512
      lease losses

Non-interest income:
  Service charges on deposits                                        978            623         1,832          1,208
  Lease financing fees                                                63            242           126            519
  Mutual fund, annuity and insurance commissions                     678            981         1,618          1,781
  Loan brokerage and advisory fees                                   302            365           575            588
  Private equity fund management fees                                 65            615           117          1,229
  Gain (loss) on sale of securities                                  352            (21)          352          1,237
  Gain (loss) on sale of loans and lease receivables                 215             (4)          347            298
  Gain on sale of investments in unconsolidated entities              --             --            11             --
  Client warrant income (loss)                                        35              1         1,461         (1,958)
  Equity (loss) in unconsolidated entities                             6           (551)          101           (578)
  Fees and other                                                     522          1,034         1,220          2,019
                                                                 -------        -------       -------        -------
      Total non-interest income                                    3,216          3,285         7,760          6,343
                                                                 -------        -------       -------        -------

Non-interest expense:
  Salaries and employee benefits                                   3,904          4,983         8,305          9,973
  Occupancy                                                          661            633         1,247          1,246
  Data processing                                                    230            276           487            491
  Furniture, fixtures and equipment                                  509            572         1,055          1,118
  Professional services                                              641            915         1,219          1,730
  Capital securities expense                                         573            572         1,145          1,133
  Other                                                            1,822          1,874         3,810          3,654
                                                                 -------        -------       -------        -------
      Total non-interest expense                                   8,340          9,825        17,268         19,345
                                                                 -------        -------       -------        -------

Income (loss) before income taxes                                  1,342         (2,100)         2,459         (1,490)
Income tax expense (benefit)                                         435           (731)           802           (546)
                                                                 -------        -------        -------        -------
Net income (loss)                                                   $907        $(1,369)       $ 1,657        $  (944)
                                                                 =======        =======        =======        =======

Basic earnings (loss) per common share                              $.13         $(.24)          $.25         $(.17)
                                                                    ====         ======          ====         ======
Diluted earnings (loss) per common share                            $.13         $(.24)          $.25         $(.17)
                                                                    ====         ======          ====         ======
Dividends per common share                                          $.00           $.06          $.00           $.12
                                                                    ====          =====          ====          =====
Basic average common shares outstanding                        6,795,122      5,584,582     6,502,277      5,634,483
                                                               =========      =========     =========      =========
Diluted average common shares outstanding                      6,962,428      5,715,918     6,656,226      5,773,018
                                                               =========      =========     =========      =========

                         Progress Financial Corporation
                                Supplemental Data
                  (Dollars in Thousands, except per share data)



                                                         Three Months Ended              Six Months Ended
                                                              June 30,                       June 30,
                                                        2002            2001           2002           2001
                                                    --------------------------------------------------------


Profitability Measures:
Return on average assets                                 0.41%         (0.61)%          0.38%        (0.21)%
Return on average equity                                 5.90          (10.57)          5.63         (3.66)
Net interest spread (FTE) (1)                            3.16            3.18           3.11          3.22
Net interest margin (FTE) (1)                            3.62            3.79           3.58          3.90
Efficiency ratio                                        71.26           77.79          71.96         71.94
Diluted net income (loss) per common share            $   .13         $  (.24)       $   .25       $  (.17)

Selected Loan Data:
Non-performing assets                                 $13,233         $ 8,413        $13,233        $8,413
Ratio of non-performing assets to total assets           1.46%           .92%           1.46%          .92%
Ratio of allowance for loan and lease losses
   to total loans and leases receivable                  1.67           1.82            1.67          1.82
Ratio of allowance for loan and lease losses
   to non-performing loans and leases receivable        91.83         203.21           91.83        203.21
Loan delinquency ratio                                   1.19           1.37            1.19          1.37
Ratio of loans and leases to deposits                   76.23          89.48           76.23         89.48

Selected Equity Data:
Book value per share                                    $9.33          $8.92           $9.33         $8.92
Tangible book value per share                            9.07           8.46            9.07          8.46
Dividends per common share                                .00            .06             .00           .12
Average equity to average assets                         6.91%          5.73%           6.78%         5.81%
Tier 1 risk-based capital ratio (Bank)                  13.97          10.32           13.97         10.32
Total risk-based capital ratio (Bank)                   15.22          11.57           15.22         11.57
Tier 1 leverage ratio (Bank)                             8.23           6.83            8.23          6.83

Selected Average Balances:
   Loans, gross                                      $482,449       $558,879        $494,205      $552,572
   Earning assets                                     841,859        858,918         825,842       844,313
   Total assets                                       892,158        907,178         875,687       895,431
   Deposits                                           624,579        611,157         619,526       611,064
   Equity                                              61,649         51,963          59,355        51,995


(1)      FTE represents a fully tax equivalent basis.

                         Progress Financial Corporation
                              Supplemental Balances
                             (Dollars in Thousands)





Period-End Balances At :                                       June 30, 2002          December 31, 2001        % Change
                                                           ----------------------------------------------------------------

Loans and Leases, Net:
Commercial business (2)                                           $ 91,675                   $146,844             (37.6%)
Commercial real estate (2)                                         196,688                    197,394               (.4)
Construction, net of loans in process                               90,126                     77,380              16.5
Single family residential real estate                               29,215                     26,518              10.2
Consumer                                                            46,997                     44,821               4.9
Leases receivable                                                   26,758                     37,572             (28.8)
                                                           ----------------------------------------------------------------
         Total loans and leases                                    481,459                    530,529              (9.2)
Allowance for loan and lease losses                                 (8,024)                    (9,917)            (19.1)
                                                           ----------------------------------------------------------------
         Loans and leases, net                                    $473,435                   $520,612              (9.1%)
                                                           ================================================================

Deposits:
Non-interest bearing demand deposits                              $ 83,538                   $ 84,783              (1.5)%
NOW and SuperNow                                                   113,141                    120,665              (6.2)
Money Market                                                        79,013                     45,779              72.6
Passbook and Statement Savings                                      32,520                     30,191               7.7
Time deposits                                                      323,410                    348,105              (7.1)
                                                           ----------------------------------------------------------------
         Total deposits                                           $631,622                   $629,523                .3%
                                                           ================================================================


(2)  Includes loans held for sale at December 31, 2001: commercial business loans of $23,298 and commercial real estate loans of
     $2,289.



                                                                  ###

                                  Exhibit 99(b)
                  Analyst Package Distributed July 18, 2002

                                                        Three months ended                  Six months ended
                                                -----------------------------------------------------------------------
                                                            June 30,                            June 30,
                                                -----------------------------------------------------------------------
                                                                         Percent                              Percent
                                                   2002        2001      change          2002       2001       change
                                                ----------  ---------  ----------     ---------   --------   ----------
Per Common Share Data
---------------------
Net income:
   Basic                                          $ 0.13      $ (0.24)  -154.17%        $ 0.25     $ (0.17)   -247.06%
   Diluted                                        $ 0.13      $ (0.24)  -154.17%        $ 0.25     $ (0.17)   -247.06%
Cash dividends declared                              $ -       $ 0.06   -100.00%           $ -      $ 0.12    -100.00%
Book value                                        $ 9.33       $ 8.92      4.60%        $ 9.33      $ 8.92       4.60%
Tangible book value                               $ 9.07       $ 8.46      7.21%        $ 9.07      $ 8.46       7.21%
Average shares outstanding:
   Basic                                       6,795,122    5,584,582     21.68%     6,502,277   5,634,483      15.40%
   Diluted                                     6,962,428    5,715,918     21.81%     6,656,226   5,773,018      15.30%

Financial Ratios
----------------
Return on average shareholders' equity             5.90%      -10.57%   -155.82%         5.63%      -3.66%    -253.83%
Return on average total assets                     0.41%       -0.61%   -167.21%         0.38%      -0.21%    -280.95%
Average yield on earning assets                    6.48%        7.95%    -18.49%         6.53%       8.23%     -20.66%
Average rate on interest bearing liabilities       3.32%        4.77%    -30.40%         3.42%       5.01%     -31.74%
Net interest spread                                3.16%        3.18%     -0.63%         3.11%       3.22%      -3.42%
Net interest margin (FTE)                          3.62%        3.79%     -4.49%         3.58%       3.90%      -8.21%
Efficiency ratio                                  71.26%       77.79%     -8.39%        71.96%      71.94%       0.03%
Risk-based capital - Tier 1                       13.97%       10.32%     35.37%        13.97%      10.32%      35.37%
                   - Total capital                15.22%       11.57%     31.55%        15.22%      11.57%      31.55%
Tier 1 leverage ratio                              8.23%        6.83%     20.50%         8.23%       6.83%      20.50%
Average shareholders' equity/average total assets  6.91%        5.73%     20.59%         6.78%       5.81%      16.70%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                        $ 8,024     $ 10,309    -22.17%       $ 8,024     $10,309     -22.17%
Allowance for loan losses/Loans                    1.67%        1.82%     -8.24%         1.67%       1.82%      -8.24%
Net charge-offs (recoveries)                     $ 1,751        $ 953     83.74%       $ 4,332     $1,699      154.97%
Net charge-offs/Average loans (annualized)         1.46%        0.68%    114.71%         1.77%       0.62%     185.09%
Nonperforming assets                            $ 13,233      $ 8,413     57.29%       $13,233     $ 8,413      57.29%
Nonperforming assets/Total loans plus OREO         2.77%        1.50%     84.67%         2.77%       1.50%      84.67%
Nonperforming assets/Total assets                  1.46%        0.92%     58.70%         1.46%       0.92%      58.70%
Allowance for loan losses/Nonperforming loans     91.83%      203.21%    -54.81%        91.83%     203.21%     -54.81%

Average Balances (in thousands)
-------------------------------
Loans and leases (gross of reserves)            $482,449    $ 558,879    -13.68%      $494,205   $ 552,572     -10.56%
Earning assets                                   841,859      858,918     -1.99%       825,842     844,313      -2.19%
Total assets                                     892,158      907,178     -1.66%       875,687     895,461      -2.21%
Deposits                                         624,579      611,157      2.20%       619,526     611,064       1.38%
Interest bearing liabilities                     725,705      749,598     -3.19%       713,086     728,119      -2.06%
Shareholders' equity                              61,649       51,963     18.64%        59,355      51,995      14.16%

Period End Balances (in thousands)
----------------------------------
Loans and leases (gross of reserves)           $ 481,459    $ 566,290    -14.98%     $ 481,459   $ 566,290     -14.98%
Total assets                                     904,002      914,370     -1.13%       904,002     914,370      -1.13%
Deposits                                         631,622      632,871     -0.20%       631,622     632,871      -0.20%
Total liabilities                                820,312      844,493     -2.86%       820,312     844,493      -2.86%
Shareholders' equity                              63,416       49,631     27.77%        63,416      49,631      27.77%


                                                    Three months ended            Three months ended          Six months ended
                                                         June 30,                      March 31,                    June 31,
                                                ---------------------------  --------------------------     -----------------------
                                                                   Percent                      Percent                     Percent
                                                  2002     2001    change     2002     2001     change       2002    2001   change
                                                -------- -------  --------   ------- -------- ----------    ------ ------- --------
TAX EQUIVALENT INCOME STATEMENT
-------------------------------
($ in thousands, except per share data)

Net interest income(FTE)                       $ 7,594  $ 8,112     -6%      $ 7,051  $ 8,235   -14%       $14,645    $16,347   -10%
FTE adjustment                                    (128)    (118)    -8%         (111)    (116)    4%          (239)      (234)   -2%
                                               ----------------    ----      ----------------   ----       ------------------   ----
Net interest income                              7,466    7,994     -7%        6,940    8,119   -15%        14,406     16,113   -11%
Provision for losses on loans                    1,000    3,554    -72%        1,439    1,047    37%         2,439      4,601   -47%

Non-Interest Income:
  Service charges on deposits                      978      623     57%          854      585    46%         1,832      1,208    52%
  Lease financing fees                              63      242    -74%           63      277   -77%           126        519   -76%
  Mutual fund, annuity and insurance commissions   678      981    -31%          940      800    18%         1,618      1,781    -9%
  Loan brokerage and advisory fees                 302      365    -17%          273      223    22%           575        588    -2%
  Private equity fund management fees               65      615    -89%           52      614   -92%           117      1,229   -90%
  Gain(loss) on securities                         352      (21)  1776%            -    1,258  -100%           352      1,237   -72%
  Client warrant income (loss)                      35        1   3400%        1,426   (1,959)  173%         1,461     (1,958)  175%
  Equity (loss) in unconsolidated entities           6     (551)   101%           95      (27)  452%           101       (578)  117%
  Fees and other income                            737    1,030    -28%          841    1,287   -35%         1,578      2,317   -32%
                                               ----------------    ----      ----------------   ----       ------------------   ----
    Total non-interest income                    3,216    3,285     -2%        4,544    3,058    49%         7,760      6,343    22%

Non-Interest Expenses:
  Salaries and employee benefits                 3,904    4,983    -22%        4,401    4,990   -12%         8,305      9,973   -17%
  Occupancy                                        661      633      4%          586      613    -4%         1,247      1,246     0%
  Data processing                                  230      276    -17%          257      215    20%           487        491    -1%
  Furniture, fixtures and equipment                509      572    -11%          546      546     -          1,055      1,118    -6%
  Loan and real estate owned expenses, net         243      151     61%          295      284     4%           538        435    24%
  Professional services                            641      915    -30%          578      815   -29%         1,219      1,730   -30%
  Capital securites expense                        573      572      0%          572      561     2%         1,145      1,133     1%
  Other                                          1,579    1,723     -8%        1,693    1,496    13%         3,272      3,219     2%
                                               ----------------    ----      ----------------   ----       ------------------   ----
    Total non-interest expenses                  8,340    9,825    -15%        8,928    9,520    -6%        17,268     19,345   -11%
                                               ----------------    ----      ----------------   ----       ------------------   ----

Income before income taxes                       1,342   (2,100)   164%        1,117      610    83%         2,459     (1,490)  265%
Provision for income tax expense                   435     (731)   160%          367      185    98%           802       (546)  247%
                                               ----------------    ----      ----------------   ----       ------------------   ----
Net income                                       $ 907 $ (1,369)   166%        $ 750    $ 425    76%       $ 1,657     $ (944)  276%
                                               ================    ====      ================   ====       ==================   ====





QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                                 Second     First          Year-
                            2002                                  Quarter    Quarter        to-date
------------------------------------------------------------- ----------- -------------   ----------

FTE interest income                                              $13,602       $13,123      $26,725
Interest expense                                                   6,008         6,072       12,080
                                                              ----------- -------------   ----------

FTE net interest income                                            7,594         7,051       14,645
Less: FTE adjustment                                                (128)         (111)        (239)
                                                              ----------- -------------   ----------
Net Interest Income                                                7,466         6,940       14,406

Provision for Losses on Loans                                      1,000         1,439        2,439

Non-Interest Income:
--------------------
  Service charges on deposits                                        978           854        1,832
  Lease financing fees                                                63            63          126
  Mutual fund, annuity and insurance commissions                     678           940        1,618
  Loan brokerage and advisory fees                                   302           273          575
  Private equity fund management fees                                 65            52          117
  Gain(loss) on securities                                           352             -          352
  Client warrant income (loss)                                        35         1,426        1,461
  Equity (loss) in unconsolidated entities                             6            95          101
  Fees and other income                                              737           841        1,578
                                                              ----------- -------------   ----------
    Total non-interest income                                      3,216         4,544        7,760

Non-Interest Expenses:
----------------------
  Salaries and employee benefits                                   3,904         4,401        8,305
  Occupancy                                                          661           586        1,247
  Data processing                                                    230           257          487
  Furniture, fixtures and equipment                                  509           546        1,055
  Loan and real estate owned expenses, net                           243           295          538
  Professional services                                              641           578        1,219
  Capital securites expense                                          573           572        1,145
  Other                                                            1,579         1,693        3,272
                                                              ----------- -------------   ----------
    Total non-interest expenses                                    8,340         8,928       17,268

Income Before Income Taxes                                         1,342         1,117        2,459
Provision for income tax expense                                     435           367          802
                                                              ----------- -------------   ----------
Net Income                                                         $ 907         $ 750      $ 1,657
                                                              =========== =============   ==========

Other Data:
EPS - Basic                                                        $0.13         $0.12        $0.25
EPS - Diluted                                                      $0.13         $0.12        $0.25
ROA                                                                0.41%         0.35%        0.38%
ROE                                                                5.90%         5.33%        5.63%
Net interest margin (FTE)                                          3.62%         3.53%        3.58%
Dividends declared on common stock                                 $0.00         $0.00        $0.00
FTE employees                                                        282           277          282


QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                        Fourth         Third        Second         First         Year-
                        2001                             Quarter*       Quarter       Quarter       Quarter      to-date*
                        ----                            ------------------------------------------------------  ------------

FTE interest income                                        $ 14,565      $ 16,445      $ 17,024      $ 17,414      $ 65,448
Interest expense                                              7,046         8,235         8,912         9,179        33,372
                                                        ------------  ------------  --------------------------  ------------

FTE net interest income                                       7,519         8,210         8,112         8,235        32,076
Less: FTE adjustment                                           (114)         (115)         (118)         (116)         (463)
                                                        ------------  ------------  --------------------------  ------------
Net Interest Income                                           7,405         8,095         7,994         8,119        31,613

Provision for Losses on Loans                                   972         1,543         3,554         1,047         7,116

Non-Interest Income:
--------------------
  Service charges on deposits                                   768           640           623           585         2,616
  Lease financing fees                                            1           231           242           277           751
  Mutual fund, annuity and insurance commissions              1,000           313           981           800         3,094
  Loan brokerage and advisory fees                              573           158           365           223         1,319
  Private equity fund management fees                           614           614           615           614         2,457
  Gain(loss) on securities                                      509         1,073           (21)        1,258         2,819
  Loss on extinguishment of debt*                              (301)            -             -             -          (301)
  Client warrant income                                           9             1             1        (1,959)       (1,948)
  Equity (loss) in unconsolidated entities                      184          (240)         (551)          (27)         (634)
  Fees and other income                                       1,858         1,462         1,030         1,287         5,637
                                                        ------------  ------------  --------------------------  ------------
    Total non-interest income                                 5,215         4,252         3,285         3,058        15,810

Non-Interest Expenses:
----------------------
  Salaries and employee benefits                              4,961         4,225         4,983         4,990        19,159
  Occupancy                                                     648           647           633           613         2,541
  Data processing                                               280           230           276           215         1,001
  Furniture, fixtures and equipment                             588           528           572           546         2,234
  Loan and real estate owned expenses, net                      402           557           151           284         1,394
  Professional services                                         989           943           915           815         3,662
  Capital securities expense                                    572           573           572           561         2,278
  Other                                                       2,370         1,705         1,723         1,496         7,294
                                                        ------------  ------------  --------------------------  ------------
    Total non-interest expenses                              10,810         9,408         9,825         9,520        39,563

Income Before Income Taxes                                      838         1,396        (2,100)          610           744
Provision for income tax expense (benefit)*                     283           463          (731)          185           200
                                                        ------------  ------------  --------------------------  ------------
Net Income                                                    $ 555         $ 933      $ (1,369)        $ 425         $ 544
                                                        ============  ============  ==========================  ============

Other Data:
-----------
EPS - Basic                                                   $0.10         $0.17        ($0.24)        $0.07         $0.10
EPS - Diluted                                                 $0.10         $0.17        ($0.24)        $0.07         $0.10
ROA                                                           0.25%         0.41%        -0.61%         0.20%         0.06%
ROE                                                           4.12%         7.25%       -10.57%         3.31%         1.04%
Net interest margin (FTE)                                     3.58%         3.78%         3.79%         4.03%         3.79%
Dividends declared on common stock                            $0.00         $0.00         $0.06         $0.06         $0.12
FTE employees                                                   306           302           318           298           306


*Restated for FAS 145



ASSET QUALITY
(Unaudited)
                                                 2002                                                2001
                                 --------------------------------------    -------------------------------------------------------
($ in thousands)                     Year-       Second        First         Year-     Fourth       Third     Second       First
Allowance for Loan Losses           to-date      Quarter      Quarter       to-date    Quarter     Quarter    Quarter     Quarter
-------------------------          ----------------------    ---------     ---------  ---------   ---------  ---------    --------
 Balance at beginning of period     $ 9,917     $ 8,775       $ 9,917      $ 7,407    $ 10,560    $ 10,309    $ 7,708     $ 7,407
Provision                             2,439       1,000         1,439        7,116         972       1,543      3,554       1,047
 Charge-offs                          4,538       1,817         2,721        5,299       2,124       1,344      1,049         782
                                   --------     -------       -------      -------    --------    --------    -------     -------
 Recoveries                            (206)        (66)         (140)        (693)       (509)        (52)       (96)        (36)
                                   --------     -------       -------      -------    --------    --------    -------     -------
   Net loan charge-offs               4,332       1,751         2,581        4,606       1,615       1,292        953         746
                                   --------     -------       -------      -------    --------    --------    -------     -------

 Balance at end of period           $ 8,024     $ 8,024       $ 8,775      $ 9,917     $ 9,917    $ 10,560   $ 10,309     $ 7,708
                                   ========     =======       =======      =======    ========    ========   ========     =======

Allowance as percentage of loans      1.67%       1.67%         1.84%        1.87%       1.87%       1.92%      1.82%       1.39%

Net charge-offs/average loans         0.88%       0.36%         0.51%        0.83%       0.30%       0.23%      0.17%       0.14%

Allowance as percentage of
   non-performing loans              91.83%      91.83%        93.93%      106.28%     106.28%     221.15%    203.21%     128.42%


Non-performing assets
 Non-accrual loans and leases       $ 8,738     $ 8,738       $ 9,342      $ 9,331     $ 9,331     $ 4,775    $ 5,073     $ 6,002
 Other real estate owned              4,495       4,495         4,243        1,533       1,533       1,498      3,340       1,356
                                   --------     -------       -------      -------    --------    --------    -------     -------
 Total non-performing assets       $ 13,233    $ 13,233      $ 13,585     $ 10,864    $ 10,864     $ 6,273    $ 8,413     $ 7,358
                                   ========     =======       =======      =======    ========    ========   ========     =======

Non-performing assets to:
  Loans and leases plus OREO          2.77%       2.77%         2.87%        2.08%       2.08%       1.16%      1.50%       1.34%
  Total assets                        1.46%       1.46%         1.55%        1.28%       1.28%       0.72%      0.92%       0.81%

Loans past due 90 days               $1,766      $1,766        $3,244       $1,125      $1,125      $2,540     $2,473      $2,971

Total under-performing assets       $14,999     $14,999       $16,829      $11,989     $11,989      $8,813    $10,886     $10,329



AVERAGE BALANCE SHEET DATA
(Unaudited)
                                                         2002                                           2001
                                            ---------------------------------   ---------------------------------------------------
($ in thousands)                             Second        First      Year-     Fourth      Third     Second      First      Year-
Average balances                             Quarter      Quarter    to-date    Quarter    Quarter    Quarter    Quarter    to-date
----------------                            ---------    ---------  ---------  ---------  ---------  ---------  ---------  ---------

 Cash and due from banks (Interest-earning) $  9,022     $ 22,496   $ 15,722   $ 27,686   $ 26,971   $ 21,353   $ 26,385   $ 25,606
 Loans,net of unearned discounts:
     Commercial business                      96,440      123,173    109,732    158,298    182,187    186,230    177,260    175,959
     Commercial mortgage                     196,331      193,250    194,799    200,495    195,209    185,864    179,400    190,313
     Residential real estate                  27,929       25,688     26,815     28,123     30,887     32,436     33,870     31,312
     Construction loans                       86,253       83,831     85,049     76,503     68,694     70,094     64,141     69,889
     Consumer                                 45,416       44,437     44,929     45,008     41,612     38,742     37,401     40,714
     Lease financing                          30,080       35,712     32,881     38,660     43,962     45,513     54,123     45,518
                                            --------     --------   --------   --------   --------   --------   --------   --------
    Total loans                              482,449      506,091    494,205    547,087    562,551    558,879    546,195    553,705
 Investment securities(available for sale)     6,465        5,967      6,217      5,608      4,719      5,873     23,269     10,798
 Investment securities(held to maturity)      40,977       38,224     39,608     37,970     37,675     37,381     38,261     37,821
 Mortgage-backed securities                  302,946      236,869    270,090    214,914    230,158    235,432    195,436    218,012
                                            --------     --------   --------   --------   --------   --------   --------   --------
 Earning assets                              841,859      809,647    825,842    833,265    862,074    858,918    829,546    845,942
 Cash and due from banks
        (non-interest bearing)                14,445       15,563     15,001     16,788     16,663     16,206     16,612     16,568
 Other non-earning assets                     35,854       33,822     34,844     33,485     30,158     32,054     37,394     33,317
                                            --------     --------   --------   --------   --------   --------   --------   --------
     Total assets                           $892,158     $859,032   $875,687   $883,538   $908,895   $907,178   $883,552   $895,827
                                            ========     ========   ========   ========   ========   ========   ========   ========
Deposits:
   Demand                                   $ 77,860     $ 73,734   $ 75,808   $ 81,334   $ 77,796   $ 69,629   $ 80,637   $ 77,352
  Interest bearing:
     NOW and Supernow accounts               116,734      119,129    117,925    118,912    116,900    113,218    104,396    113,406
     Money Market Accounts                    75,009       61,776     68,429     45,471     40,946     37,282     45,848     42,382
     Passbook and Stmt Savings                33,081       30,956     32,024     30,036     29,086     28,614     27,804     28,892
     Time deposits                           321,895      328,822    325,340    370,709    373,851    362,414    352,287    364,891
                                            --------     --------   --------   --------   --------   --------   --------   --------
   Total interest bearing deposits           546,719      540,683    543,718   565,128     560,783    541,528    530,335    549,571
 Federal Home Loan Bank borrowings           117,609      120,333    118,963   126,891     127,000    126,999    121,366    125,584
 Other borrowings                             61,377       39,311     50,405    27,803      62,632     81,071     54,704     56,495
                                            --------     --------   --------   --------   --------   --------   --------   --------
 Interest bearing liabilities                725,705      700,327    713,086   719,822     750,415    749,598    706,405    731,650
 Non-interest bearing liabilities              6,675        7,674      7,172     8,645       9,352     15,747     24,248     14,440
 Capital securities                           20,269       20,263     20,266    20,254      20,250     20,241     20,235     20,245
 Total shareholders' equity                   61,649       57,034     59,355    53,483      51,082     51,963     52,027     52,140
                                            --------     --------   --------   --------   --------   --------   --------   --------
Total Liabilities and Shareholders'Equity   $892,158     $859,032   $875,687  $883,538    $908,895   $907,178   $883,552   $895,827
                                            ========     ========   ========   ========   ========   ========   ========   ========




AVERAGE BALANCE SHEET DATA - continued
(Unaudited)
                                                        2002                                           2001
                                          -----------------------------------   ----------------------------------------------------
                                            Second       First      Year-         Fourth      Third    Second     First      Year-
Average yields and rates                    Quarter     Quarter    to-date        Quarter    Quarter   Quarter   Quarter    to-date
------------------------                   ---------   ---------  ---------      ---------  --------- ---------  --------  ---------

Interest - earning assets
Interest-earning deposits                    1.60%       1.55%      1.56%          2.03%      3.28%     4.21%     5.47%      3.69%
Investment securities                        6.29%       6.47%      6.38%          6.55%      6.90%     6.84%     7.17%      6.75%
Mortgage-backed securities                   5.67%       5.77%      5.72%          5.86%      6.29%     6.53%     6.80%      6.39%
Single family residential loans              7.07%       7.44%      7.24%          7.42%      7.89%     8.36%     9.78%      8.41%
Commercial real estate loans                 7.85%       7.48%      7.67%          8.15%      8.39%     8.60%     8.95%      8.51%
Construction loans                           6.44%       6.47%      6.45%          7.08%      8.43%     9.20%    10.38%      8.69%
Commercial business loans                    5.50%       6.55%      6.09%          6.81%      8.18%     8.61%     9.54%      8.32%
Lease financing                             10.21%      10.27%     10.24%         10.66%     10.06%    10.73%    10.33%     10.44%
Consumer loans                               6.44%       6.38%      6.41%          6.71%      7.31%     7.67%     7.86%      7.35%
                                            ------      ------     ------         ------     ------    ------    ------     ------
  Total interest - earning assets            6.48%       6.57%      6.53%          6.93%      7.57%     7.95%     8.51%      7.74%
                                            ------      ------     ------         ------     ------    ------    ------     ------

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                          1.20%       1.40%      1.30%          1.68%      2.27%     2.81%     3.41%      2.51%
   Money Market                              2.11%       1.91%      2.02%          1.88%      2.48%     2.63%     3.50%      2.62%
   Passbook and Statement Savings            0.99%       1.02%      1.01%          1.14%      1.47%     1.60%     1.71%      1.47%
   Time deposits                             3.76%       4.00%      3.88%          4.36%      4.97%     5.52%     6.07%      5.21%
                                            ------      ------     ------         ------     ------    ------    ------     ------
  Total interest - bearing deposits          2.82%       3.02%      2.92%          3.43%      4.04%     4.54%     5.10%      4.26%
FHLB borrowings                              5.52%       5.43%      5.48%          5.50%      5.59%     5.49%     5.65%      5.60%
Other borrowings                             3.39%       4.24%      3.72%          5.37%      4.68%     4.95%     5.93%      5.20%
                                            ------      ------     ------         ------     ------    ------    ------     ------
  Total interest - bearing liabilities       3.32%       3.52%      3.42%          3.88%      4.35%     4.77%     5.27%      4.56%
                                            ------      ------     ------         ------     ------    ------    ------     ------

Interest Rate Spread                         3.16%       3.05%      3.11%          3.05%      3.22%     3.18%     3.24%      3.18%
Net Interest Margin                          3.62%       3.53%      3.58%          3.58%      3.78%     3.79%     4.03%      3.79%
Avg Int-earning assets to
     int-bearing liabilities               116.01%     115.61%    115.81%        115.76%    114.88%   114.58%   117.43%    115.62%




PERIOD END BALANCE SHEET DATA
(Unaudited)
                                                         2002                                            2001
                                             ------------------------------     ----------------------------------------------------
                                                 Second           First           Fourth        Third        Second          First
($ in thousands)                                Quarter          Quarter         Quarter       Quarter       Quarter        Quarter
                                             ------------------------------     ---------------------------------------------------

Assets
 Cash and due from bank(interest bearing)      $  5,603         $ 12,130        $ 11,276       $ 15,545      $ 11,342      $ 16,548
 Loans and lease(net)                           473,435          469,173         520,612        538,741       555,981       548,749
 Investment securities:
   Held-to-maturity:
     Book                                        43,912           39,570          38,173         37,869        37,570        37,278
     Market                                      44,532           38,660          38,020         38,077        37,330        37,350
   Available-for-sale                             5,962            5,941           6,682          5,217         5,965         5,826
 Mortgage-backed securities:
   Held-to-maturity:
     Book                                        44,870           25,304               -              -             -             -
     Market                                      45,262           24,952               -              -             -             -
   Available-for-sale                           265,056          263,908         205,146        191,714       239,829       241,431
                                               --------         --------        --------       --------      --------      --------
 Earning assets                                 838,838          816,026         781,889        789,086       850,687       849,832
 Cash and due from bank(non-interest bearing)    17,030           11,906          21,250         30,126        16,631        14,009
 Other non-earning assets                        48,134           47,047          48,241         56,587        47,052        41,066
                                               --------         --------        --------       --------      --------      --------
Total assets                                   $904,002         $874,979        $851,380       $875,799      $914,370      $904,907
                                               ========         ========        ========       ========      ========      ========

Liabilities and shareholders' equity
Deposits:
   Demand                                      $ 83,538         $ 72,567        $ 84,783       $ 79,318      $ 76,588      $ 67,105
   Interest bearing                             548,084          546,240         544,740        550,417       556,283       528,067
                                               --------         --------        --------       --------      --------      --------
     Total deposits                             631,622          618,807         629,523        629,735       632,871       595,172
 Federal Home Loan Bank borrowings              120,500          117,000         117,000        127,000       127,000       127,000
 Other borrowings                                55,012           46,087          23,568         34,147        72,549        89,738
                                               --------         --------        --------       --------      --------      --------
 Interest bearing liabilities                   807,134          781,894         770,091        790,882       832,420       811,910
 Other Liabilities                               13,178           13,498          10,430         12,157        12,073        20,695
                                               --------         --------        --------       --------      --------      --------
 Total liabilities                              820,312          795,392         780,521        803,039       844,493       832,605
 Capital Securities                              20,274           20,267          20,260         20,253        20,246        20,239
 Total shareholders' equity                      63,325           59,320          50,599         52,507        49,631        52,063
                                               --------         --------        --------       --------      --------      --------
Total Liabilities, cap sec, and equity         $904,002         $874,979        $851,380       $875,799      $914,370      $904,907
                                               ========         ========        ========       ========      ========      ========

Other selected balances
 Intangible assets -- Goodwill                    1,757            1,865           1,974          2,478         2,541         2,605
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                             1,643           (1,269)           (685)         1,848            48           130

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


Capital Data
(Unaudited)
                                                  2002                                             2001
                                 -----------------------------------     -----------------------------------------------------------
                                  Second       First         Year-          Fourth      Third      Second       First      Year-
                                  Quarter     Quarter       to-date         Quarter    Quarter     Quarter     Quarter    to-date
                                -----------  ---------    ----------      ----------------------------------------------------------

Per common share
Shares outstanding:
    Average-basic               6,795,122    6,206,177    6,502,277       5,545,478   5,584,133  5,584,582   5,684,940   5,599,358
    Average-diluted             6,962,428    6,342,450    6,656,226       5,642,897   5,680,014  5,715,918   5,829,134   5,717,568
    Period-end                  6,800,380    6,768,458    6,800,380       5,551,535   5,584,361  5,563,378   5,648,895   5,551,535
Book value                          $9.33        $8.76        $9.33           $9.11       $9.40      $8.92       $9.22       $9.11
Tangible Book Value                 $9.07        $8.49        $9.07           $8.76       $8.96      $8.46       $8.76       $8.76
Price:
     High                           10.40         9.65        10.40            7.60        7.94       8.40        9.63        9.63
     Low                             8.61         7.44         7.44            5.90        5.60       6.88        7.06        5.60
     Close                           9.74         8.94         9.74            7.50        6.40       7.95        7.38        7.50


Capital ratios
($ in thousands)
Risk-based capital:
   Tier 1 capital                 $73,567      $71,957      $73,567         $66,395     $65,343    $61,449     $61,935      $66,395
     % risk adjusted assets        13.97%       13.58%       13.97%          11.60%       11.34%     10.32%      10.61%       11.60%
   Total capital                  $80,167      $78,606      $80,167         $73,582     $72,583    $68,929     $69,236      $73,582
     % risk adjusted assets        15.22%       14.84%       15.22%          12.85%       12.59%     11.57%      11.86%       12.85%
Tier 1 leverage ratio               8.23%        8.30%        8.23%           7.90%        7.58%      6.83%       6.95%        7.90%
Average shareholders' equity to
   total average assets             6.91%        6.64%        6.78%           6.05%        5.62%      5.73%       5.89%        5.82%


